SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):
                                November 8, 1999
       Yournet, Inc. (formerly known as Associated Medical Devices, Inc.)
             (Exact Name of Registrant as Specified in its Charter)




      Nevada                      09489                     88-0164955
      -------------               -----------               ------------
      State of                    Commission                IRS Employer
      Incorporation               File Number               I.D. Number









      1005-750 W. Pender Street,Vancouver, British Columbia,Canada V6C 2T8
      --------------------------------------------------------------------
                     Address of principal executive offices
                  Registrant's telephone number: (604) 689-4195
                                                 --------------

Item 5.  Other Events.

         On  October  28,  1999,   Registrant's   directors  resolved  that  the
Registrant amend its Certificate of Incorporation to change its name to Yournet, Inc., which change became effective on November 8, 1999.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.
 Dated:  November 8, 1999


                                                ASSOCIATED MEDICAL DEVICES, INC.



                                                By: /s/John F. Huguet
                                                   -----------------------------
                                                   John F. Huguet, President




















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